Exhibit 10.9

*Portions of this exhibit have been excluded because it both (i) is not material and (ii)

would be competitively harmful if publicly disclosed.

1st AMENDMENT TO

OPTION ASSIGNMENT AGREEMENT

BETWEEN

HERLEV AND GENTOFTE HOSPITAL

AND

IO BIOTECH ApS

(1st amendment to Option Assignment Agreement of Arginase 1)

On December 7th 2018, the following parties

Herlev and Gentofte Hospital

[***]

(hereinafter referred to as “Herlev Hospital”)

and

IO Biotech ApS

[***]

(hereinafter referred to as the “Company”)

(hereinafter all the above mentioned parties collectively referred to as the “Parties” and individually as a “Party”)

have entered into this amendment to the assignment agreement entered into between the Parties on 27 March 2017 regarding the grant by the Hospitals to the Company of an option to acquire certain intellectual property rights.

RECITALS

(A)

WHEREAS the Parties on 27 March 2017 have entered into an option assignment agreement (hereinafter referred to as the “Agreement”) setting out the terms and conditions for the Company’s exercise of an option to acquire certain Intellectual Property Rights in and to an invention referred to as “Arginase 1”;

(B)	WHEREAS this Amendment only amends the patent Application number referenced in Agreement under point 1.1.21;

NOW THEREFORE, the Parties have entered into this Amendment where the Patent Application number is updated with the PA number:

1.1.1	PATENT APPLICATION shall mean the patent application filed under the application number [***] with international application number [***].

___000___

(signature page follows)

SIGNATURES

For and on behalf of Herlev and Gentofte Hospital Date

Date: 12/7/2018

/s/ Steen Werner Hansen
Name: Steen Werner Hansen Title: Deputy Chief Executive
For and on behalf of IO Biotech ApS

Date: 12/5/2018

/s/ Mai-Britt Zocca
Name: Mai-Britt Zocca Title: CEO

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